UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2013

CARMAX, INC.

(Exact name of registrant as specified in its charter)

Virginia	1-31420	54-1821055
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12800 Tuckahoe Creek Parkway Richmond, Virginia	23238
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 747-0422

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As discussed under Item 5.07 of this Current Report on Form 8-K, on June 24, 2013, at the CarMax, Inc. (the “Company”) 2013 Annual Meeting of Shareholders, the Company’s shareholders, upon recommendation of the Company’s Board of Directors (the “Board”), approved amendments to the Company’s Articles of Incorporation, as amended and restated (the “Articles”). The approved amendments: (a) declassified the Board and provided for the annual election of all directors beginning with the Company’s 2014 Annual Meeting of Shareholders (the “Declassification Amendments”); and (b) updated and modified certain provisions related to the indemnification of the Company’s directors and officers.

In connection with the Declassification Amendments, the Board approved conforming amendments to Section 2.2 of the Company’s Bylaws, as amended and restated (the “Bylaws”), to remove references to the classified Board. The Board approved the amendments to the Bylaws subject to shareholder approval of the Declassification Amendments, effective June 24, 2013.

The foregoing descriptions of the amendments to the Articles and the Bylaws do not purport to be complete and are qualified in their entirety by reference to the full text of the Articles and the Bylaws, which are filed herewith as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 24, 2013, the Company held its 2013 Annual Meeting of Shareholders. The following actions were taken:

1. The shareholders re-elected the following directors to the Board. The proposal stated that the term of the directors would expire at the 2014 Annual Meeting of Shareholders, if Proposal Four was approved, or at the 2016 Annual Meeting of Shareholders, if Proposal Four was not approved. Because Proposal Four was approved, the directors will each serve a one-year term expiring at the 2014 Annual Meeting of Shareholders.

Director	Votes For	Votes Against	Votes Abstaining
Ronald E. Blaylock	188,196,306	257,746	132,293
Rakesh Gangwal	188,138,701	316,104	131,540
Mitchell D. Steenrod	188,324,646	135,084	126,615
Thomas G. Stemberg	187,887,601	571,585	127,159

There were 15,224,003 broker non-votes for each director.

2. The shareholders ratified the selection of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2014 pursuant to the vote set forth below.

Votes For	Votes Against	Votes Abstaining
202,619,003	1,141,141	50,204

3. The shareholders approved the non-binding advisory resolution related to the compensation of our named executive officers pursuant to the vote set forth below.

Votes For	Votes Against	Votes Abstaining
172,799,580	14,249,679	1,537,086

There were 15,224,003 broker non-votes related to this vote.

4. The shareholders approved amendments to the CarMax, Inc. Articles of Incorporation to declassify the Company’s Board of Directors pursuant to the vote set forth below.

Votes For	Votes Against	Votes Abstaining
188,302,434	204,812	79,099

There were 15,224,003 broker non-votes related to this vote.

5. The shareholders approved amendments to the CarMax, Inc. Articles of Incorporation to update and modify certain provisions relating to indemnification pursuant to the vote set forth below.

Votes For	Votes Against	Votes Abstaining
187,835,691	643,021	107,633

There were 15,224,003 broker non-votes related to this vote.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Exhibit

3.1	CarMax, Inc. Articles of Incorporation, as amended and restated effective June 24, 2013

3.2	CarMax, Inc. Bylaws, as amended and restated effective June 24, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARMAX, INC.
(Registrant)

Dated: June 28, 2013	By:	/s/ Eric M. Margolin
Eric M. Margolin
Senior Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit Number	Exhibit

3.1	CarMax, Inc. Articles of Incorporation, as amended and restated effective June 24, 2013

3.2	CarMax, Inc. Bylaws, as amended and restated effective June 24, 2013